Exhibit 10.26.1

Amendment to Convertible Promissory Note

This amendment (“Note Amendment”) to that certain Convertible Promissory Note (“Existing Note”) between Single Touch Systems Inc. (“Obligor”) and Stephen Baksa (“Holder”), an individual, dated _____________, 2011 will be effective on ______________, 2012 (“Effective Date”).

WITNESSETH

WHEREAS, Obligor plans to issue securities to investors (“New Offering”); and

WHEREAS, the investors participating in the New Offering (“New Offering Investors”) desire that certain terms and conditions of this Convertible Promissory Note between the Company and the Holder, dated ____________, 2011 (“Existing Note”) and the warrant issued by the Obligor to the Holder at the time of issuance of the Existing Note (“Existing Warrant”) be amended; and

WHEREAS, Obligor and Holder have agreed to extend the Maturity Date of the Existing Note to __________, 2014 and that the Existing Note shall rank in equal priority to the notes issued in the New offering (“New Notes”) ; and

WHEREAS, concurrently herewith Obligor and Holder have agreed to extend the Expiration Date (as such term is defined in the Existing Warrant) of the Existing Warrant to ________, 2015, with such amendment to such Existing Warrant evidenced by the Amendment to Warrant to Purchase Common Stock of Single Touch Systems Inc. executed concurrently herewith.

WHEREAS, the Holder acknowledges:

THE SECURITIES EVIDENCED BY THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS NOTE NOR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Additionally, the Certificates representing shares of Common Stock to be delivered upon a conversion may bear restrictive legends and may be restricted securities; such securities may be resold without registration under the Securities Act only in certain limited circumstances. Such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Obligor and Holder agree as follows:

1.	The term of the Existing Note will be extended to September 7, 2014 and that the Existing Note shall rank in equal priority to the New Notes.

2.
Concurrently herewith the Obligor and Holder execute the Amendment to Warrant to Purchase Common Stock of Single Touch Systems Inc., by which the Expiration Date of the Existing Warrant is extended to September 7, 2015.

IN WITNESS WHEREOF, the Obligor and Holder have signed this Amendment to Convertible Promissory Note effective as of _____________, 2012.

Single Touch Systems Inc. (Obligor)		__________, an individual (Holder)

By:		By:

	James Orsini, President		___________, an individual